UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

970 Park Pl, Suite 200
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GWRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2024, the Board of Directors (the “Board”) of Guidewire Software, Inc. (the “Company”) appointed Mark V. Anquillare as a director of the Board, effective immediately. Mr. Anquillare’s initial term will run through the Company’s 2024 annual meeting of stockholders, subject to his being re-elected at that meeting.

Mr. Anquillare served as president and chief operating officer of Verisk Analytics, Inc. (Nasdaq: VRSK), an insurance industry data analytics and technology provider, through January 2023. Prior to that, he was Verisk’s chief financial officer from 2007 until 2016. Since 2023, he has served on the board of directors of TruBridge, Inc. (NASDAQ: TBRG), a healthcare solutions company.

There are no arrangements or understandings between Mr. Anquillare and any other person pursuant to which he was appointed as a director of the Company. Mr. Anquillare has no family relationship with any director or executive officer of the Company. Mr. Anquillare is not a party to and has no direct or indirect material interest in any transaction or proposed transaction in which the Company is or is to be a party for which disclosure would be required under Item 404(a) of Regulation S-K.

Mr. Anquillare will be provided with the Company’s standard non-employee director compensation and director indemnification agreement.

On September 25, 2024, the Company issued a press release announcing the appointment of Mr. Anquillare as a director. A copy of this press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01     Exhibits.
(d) Exhibits.

Exhibit No.        Description of Exhibits
99.1            Press release issued by Guidewire Software, Inc. on September 25, 2024
104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDEWIRE SOFTWARE, INC.

By:	/s/ JEFF COOPER
Jeff Cooper
Chief Financial Officer

Date:	September 25, 2024